Contingencies (Tables)	12 Months Ended
Dec. 31, 2021
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Schedule of Claims of MCSA and NX Gold
As of December 31, 2021, based on the opinion of its legal advisers, the Company has not recognized a provision for the following claims of MCSA and NX Gold as it is not probable that a cash outflow will occur.

	December 31, 2021	December 31, 2020
Social security tax (a)	$3,415	$2,879
Taxes (b)	9,531	11,633
Labour	1,219	968
Mining and other (c)	6,791	6,346
	$20,956	$21,826

(a) Social security tax
Social security claims relate to potential social security tax payments related to past payments to employees, including profit sharing, and payments made to external contractors. The Company strongly believes, based on precedent court case rulings, that part of the claim will be cancelled after administrative and judicial discussions. The estimated portion of the claim expected to be cancelled of $9.5 million is included in the table above.

(b) Tax

There are 122 tax claims (2020 – 121 tax claims) against MCSA which were evaluated as possible, but not probable, losses by external legal counsel. The main subjects under discussion for the tax claims involve the validity of tax credits used to offset federal taxes.

(c) Mining

In June 2019, MCSA was notified of five administrative claims filed by the Nacional Mining Agency regarding alleged differences in the calculation of certain sales taxes on mining revenue by MCSA. The Company, based on the opinion of its legal advisors, does not believe such claims will result in a probable cash outflow.